Stockholders' Equity (Deficit)	9 Months Ended
Sep. 30, 2014
Equity [Abstract]
Stockholders' Equity (Deficit)

11. STOCKHOLDERS’ EQUITY (DEFICIT)

Common Stock—During the period from July 17, 2006 (date of inception) to December 31, 2013, the Company issued an aggregate of 210,000 fully vested shares and 4,550,000 restricted shares of the Company’s common stock to the founders for cash consideration of $1,000, which was the deemed fair value of the common stock at that time. The restricted shares are subject to certain restrictions regarding the transfer of such shares, including a right of first refusal by the Company in the event of any sale or other transfer of the shares. The Company has a right of repurchase with respect to early exercised restricted shares at an amount equal to the lower of (i) the exercise price of each restricted share being repurchased and (ii) the fair market value of such restricted share at the time the Company’s right of repurchase is exercised. The Company’s right to repurchase these shares lapses 25% after one year and 1/48th of the total number of shares originally granted per month for 36 months thereafter. In July and August 2010, the Company repurchased an aggregate of 1,200,000 shares of outstanding common stock from founders. As of December 31, 2013, there are no shares subject to repurchase restrictions.

Reserved Shares—The Company’s reserved shares of common stock for future issuance related to potential conversion of the preferred stock, warrants exercise and exercise of stock options as of December 31, 2013 and September 30, 2014 are as follows:

	DECEMBER 31, 2013	SEPTEMBER 30, 2014
		(unaudited)
Series A convertible preferred stock	3,899,232	—
Series A convertible preferred stock warrants	54,716	—
Options to purchase common stock	3,640,000	4,837,486
Warrants to purchase common stock	264,000	—

	7,857,948	4,837,486

On August 5, 2014, the Company completed its IPO of shares of its common stock. As a result, the following transactions were recorded in the Company’s condensed consolidated financial statements on August 5, 2014 (the third quarter of 2014):

■	the sale of 6,900,000 shares of common stock, including 900,000 from the exercise by the underwriters of their option to purchase additional shares, at an offering price of $17.00 per share, for net proceeds of $106.5 million, after deducting the underwriters’ discounts, commissions and offering expenses;

■	concurrent with the IPO, the private placement of 588,235 shares of common stock to Regeneron, pursuant to the Regeneron agreement signed in May 2014, at the offering price of $17.00 per share for gross proceeds of $10.0 million and no underwriting discounts or commissions;

■	immediately prior to the completion of the IPO, all the outstanding shares of the Company’s convertible preferred stock were converted into 10,689,027 shares of common stock; and

■	immediately prior to the completion of the IPO, all outstanding warrants for convertible preferred stock and common stock were exercised into 407,131 shares of common stock for proceeds of $0.6 million.